UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into Material Definitive Agreement

Amendment to Master Credit Facility

On March 18, 2022, Hartman vREIT XXI Operating Partnership L.P., Hartman Spectrum, LLC, Hartman 1400 Broadfield LLC, Hartman 16420 Park Ten LLC, Hartman 11211 LLC, and Hartman 7915 FM 1960 LLC, collectively the (“Loan Parties”), entered into an amendment (the “Amendment”) to the master credit facility agreement dated December 27, 2018 with East West Bank.

The amendment increased the face amount of the master credit facility from $20,000,000 to $35,000,000 and extended the term of the master credit facility to March 27, 2023. The promissory note bears interest at a the prime rate, as defined in the master credit agreement less a margin of 0.10%. The prime rate index as of March 18, 2022 was 3.25% for an applicable interest rate of 3.15% as of that date.

The material terms of the amendment and related amendment documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Agreement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
10.1
Amendment to Master Credit Agreement dated March 18, 2022 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC, Hartman 11211, LLC, Hartman 1400 Broadfield LLC, Hartman 16420 Park Ten LLC, and Hartman 7915 FM 1960 LLC

10.2
Amended and Restated Revolving Promissory Note dated March 18, 2022 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC, Hartman 11211, LLC, Hartman 1400 Broadfield LLC, Hartman 16420 Park Ten LLC, and Hartman 7915 FM 1960 LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: March 23, 2022	By:	/s/ Louis T. Fox, III
Louis T. Fox III
Chief Financial Officer